UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2017

Hortonworks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36780	37-1634325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5470 Great America Parkway, Santa Clara, California 95054

(Address of principal executive offices) (Zip Code)

(408) 916-4121

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02. Results of Operations and Financial Condition.

On July 18, 2017, Hortonworks, Inc. (the “Company”) issued a press release regarding its expected revenue range for the quarter ended June 30, 2017. A copy of the press release is furnished as Exhibit 99.1 to this report. The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Raj Verma

On July 13, 2017, Raj Verma stepped down as president and chief operating officer of the Company upon mutual agreement with the Company.

Appointment of Chief Operating Officer

On July 18, 2017, Scott Davidson was appointed as the Company’s chief operating officer. Mr. Davidson will continue to serve as the Company’s chief financial officer, and as of July 18, 2017, Mr. Davidson’s title will be chief financial officer and chief operating officer.

Mr. Davidson, age 51, has served as our chief financial officer since April 2014. From October 2012 to April 2013, Mr. Davidson served as vice president, finance at Dell Inc., a computer manufacturer and technology company. From October 2007 to September 2012, Mr. Davidson served as chief financial officer of Quest Software, Inc., an enterprise software company, which was acquired by Dell Inc. Mr. Davidson holds a B.S. in finance from Florida Atlantic University and an M.B.A. from the University of Miami.

There are no arrangements or understandings between Mr. Davidson and any other persons pursuant to which he was selected as chief operating officer or chief financial officer of the Company. There are also no family relationships between Mr. Davidson and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with Mr. Davidson’s appointment as chief operating officer and effective as of July 18, 2017, Mr. Davidson’s base salary is $500,000 per year, and Mr. Davidson will continue to participate in the Hortonworks, Inc. Senior Executive Cash Incentive Bonus Plan (the “Bonus Plan”), which is incorporated herein by reference, and will have an annual target bonus under the Bonus Plan of $400,000 per year. All other terms of the Amended and Restated Employment Agreement by and between the Company and Scott Davidson, dated December 12, 2016 (the “Davidson Employment Agreement”), shall remain in effect.

In addition, on July 18, 2017 and in connection with his appointment as chief operating officer, Mr. Davidson received (i) an award of 246,150 restricted stock units (“RSUs”) under the Company’s Amended and Restated 2014 Stock Option and Incentive Plan (the “2014 Plan”), which is incorporated herein by reference, each of which correlates to one share of the Company’s common stock (the “November RSU Award”) and (ii) an award of 246,150 RSUs under the 2014 Plan, each of which correlates to one share of the Company’s common stock (the “February RSU Award”). The November RSU Award is granted pursuant to the Company’s form of restricted stock unit award agreement and will vest as follows: one-eighth (1/8) of the RSUs will vest and become releasable on November 9, 2017, and thereafter, the balance of the RSUs will vest and become releasable in a series of seven (7) equal successive three-month installments over the following twenty-one (21) months thereafter, all subject to Mr. Davidson’s continued status as a Company service provider. The February RSU Award is granted pursuant to the Company’s form of restricted stock unit award agreement and will vest as follows: one-eighth (1/8) of the RSUs will vest and become releasable on February 14, 2018, and thereafter, the balance of the RSUs will vest and become releasable in a series of seven (7) equal successive three-month installments over the following twenty-one (21) months thereafter, all subject to Mr. Davidson’s continued status as a Company service provider.

Each of the November RSU Award and the February RSU Award is subject to the following vesting acceleration provisions: (i) 75% of any then-unvested RSUs shall immediately accelerate and become fully vested upon a Change in Control (as defined in the Davidson Employment Agreement) and (ii) 100% of any then-unvested RSUs shall immediately accelerate and become fully vested if Mr. Davidson’s employment is terminated without Cause or via Constructive Termination following a Change in Control, and contingent upon Mr. Davidson’s execution and delivery of a Separation Agreement and Release (each capitalized term as defined in the Davidson Employment Agreement).

The foregoing description of the Davidson Employment Agreement is qualified in its entirety by reference to the full text of the Davidson Employment Agreement, which is incorporated herein by reference.

Appointment of Chief Revenue Officer

On July 18, 2017, the Company announced that Alan Fudge will serve as the Company’s chief revenue officer, effective upon Mr. Fudge’s commencement of employment. Mr. Fudge is expected to commence employment with the Company on July 31, 2017.

Mr. Fudge, age 56, served as chief operating officer and senior vice president of worldwide sales and field operations for software at Hewlett Packard Enterprise Company, an enterprise information technology company, from August 2014 to December 2016. From September 2012 to May 2014, Mr. Fudge served as senior vice president, field sales, software at Dell Inc. From August 2009 to September 2012, Mr. Fudge served as senior vice president, sales and marketing at Quest Software, Inc. Mr. Fudge holds a B.S. in computer science from St. Edward’s University.

Appointment of Chief Accounting Officer

On July 18, 2017, Scott Reasoner was appointed as the Company’s chief accounting officer. Mr. Reasoner will continue to serve as the Company’s corporate controller and principal accounting officer, and as of July 18, 2017, Mr. Reasoner’s title will be chief accounting officer, corporate controller and principal accounting officer.

Mr. Reasoner, age 45, served as our senior vice president, corporate controller and principal accounting officer from October 2016 to July 2017, our vice president, corporate controller and principal accounting officer from June 2015 to October 2016 and our vice president, controller from June 2014 to June 2015. From October 2007 to September 2012, Mr. Reasoner served as vice president, corporate controller at Quest Software, Inc. Commencing in September 2012, upon the acquisition of Quest Software, Inc. by Dell Inc., Mr. Reasoner served as executive director and controller of the Dell Software Group through December 2013.

Item 7.01. Regulation FD Disclosure.

On July 18, 2017, the Company issued a press release announcing the items described in Item 5.02 above, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1(1)	Senior Executive Cash Incentive Bonus Plan.

10.2(2)	Amended and Restated Hortonworks, Inc. 2014 Stock Option and Incentive Plan.

10.3(3)	Amended and Restated Employment Agreement by and between the Registrant and Scott Davidson, dated December 12, 2016.

10.4(4)	Form of Employment Agreement with other executive officers.

99.1	Press Release dated July 18, 2017.

(1)	Incorporated by reference to Exhibit 10.11 filed with the Company’s Form S-1, filed on November 10, 2014.

(2)	Incorporated by reference to Exhibit 10.1 filed with the Company’s Form 10-Q, filed on August 9, 2016.

(3)	Incorporated by reference to Exhibit 10.4.2 filed with the Company’s Form 10-K, filed on March 15, 2017.

(4)	Incorporated by reference to Exhibit 10.4.4 filed with the Company’s Form 10-K, filed on March 15, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORTONWORKS, INC.

Dated: July 18, 2017	By:	/s/ Scott Davidson
Scott Davidson Chief Financial Officer and Chief Operating Officer

Exhibit Index

Exhibit No.	Description of Exhibit

10.1(1)	Senior Executive Cash Incentive Bonus Plan.

10.2(2)	Amended and Restated Hortonworks, Inc. 2014 Stock Option and Incentive Plan.

10.3(3)	Amended and Restated Employment Agreement by and between the Registrant and Scott Davidson, dated December 12, 2016.

10.4(4)	Form of Employment Agreement with other executive officers.

99.1	Press Release dated July 18, 2017.

(1)	Incorporated by reference to Exhibit 10.11 filed with the Company’s Form S-1, filed on November 10, 2014.

(2)	Incorporated by reference to Exhibit 10.1 filed with the Company’s Form 10-Q, filed on August 9, 2016.

(3)	Incorporated by reference to Exhibit 10.4.2 filed with the Company’s Form 10-K, filed on March 15, 2017.

(4)	Incorporated by reference to Exhibit 10.4.4 filed with the Company’s Form 10-K, filed on March 15, 2017.